Exhibit 4.2

VYLOR INC.

5.125% Senior Notes due 2031

5.625% Senior Notes due 2036

FIRST SUPPLEMENTAL INDENTURE

Dated as of August 31, 2026

to

INDENTURE

Dated as of August 31, 2026

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Trustee

Table of Contents

ARTICLE I DEFINITIONS
SECTION 1.01.	Definition of Terms	2
ARTICLE II GENERAL TERMS OF THE NOTES
SECTION 2.01.	Designation and Principal Amount	8
SECTION 2.02.	Further Issues	8
SECTION 2.03.	Maturity	8
SECTION 2.04.	Interest	8
SECTION 2.05.	Global Securities	9
SECTION 2.06.	Form of Notes; Denomination	9
SECTION 2.07.	Depositary	9
ARTICLE III OPTIONAL REDEMPTION
SECTION 3.01.	Optional Redemption	9
SECTION 3.02.	Applicability of Certain Redemption Provisions in Base Indenture	9
SECTION 3.03.	Selection of Notes for Partial Redemption	9
ARTICLE IV SPECIAL MANDATORY REDEMPTION
SECTION 4.01.	Special Mandatory Redemption	10
SECTION 4.02.	Mandatory Redemption Notice	10
SECTION 4.03.	Event of Default	10
SECTION 4.04.	Completion of the Separation 11
ARTICLE V CHANGE OF CONTROL
SECTION 5.01.	Change of Control	11
ARTICLE VI COVENANTS
SECTION 6.01.	Limitation on Liens	12
SECTION 6.02.	Sale and Leaseback Transactions	12
SECTION 6.03.	Merger, Consolidation and Sale of Assets	12
SECTION 6.04.	Rule 144A Information	12
ARTICLE VII EVENTS OF DEFAULT
SECTION 7.01.	Events of Default	13
ARTICLE VIII AMENDMENT, SUPPLEMENT AND WAIVER
SECTION 8.01.	Without the Consent of Holders	13
SECTION 8.02.	With the Consent of Holders	13
ARTICLE XI SATISFACTION AND DISCHARGE; DEFEASANCE
SECTION 9.01.	Satisfaction and Discharge of Indenture	13

APPENDIX A – Provisions Relating to Initial Notes and Exchange Notes

EXHIBIT A – Form of Global 2031 Note

EXHIBIT B – Form of Global 2036 Note

EXHIBIT C – Form of Restricted Securities Legend

EXHIBIT D – Regulation S Certificate

EXHIBIT E – Rule 144A Certificate

FIRST SUPPLEMENTAL INDENTURE, dated as of August 31, 2026 (this “Supplemental Indenture”), between Vylor Inc., a Delaware corporation (the “Company”), and U.S. Bank Trust Company, National Association, a national banking association, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, On October 1, 2025, Corteva, Inc. (“Corteva”), the ultimate parent of the Company, announced that its board of directors unanimously approved a plan to separate into two independent, publicly traded companies, one comprising the crop protection business and the other being the Company, which would hold the seed business (the “Separation”).

WHEREAS, pursuant to a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) to be entered into by and among Corteva, the Company and, solely for certain purposes, EIDP, Inc., the Separation will occur on October 1, 2026 or such other date as shall be agreed among the parties thereto (the “Effective Time”).

WHEREAS, in connection with capitalization plans related to the Separation, the Company executed and delivered to the Trustee the Indenture, dated as of August 31, 2026 (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”), between the Company and the Trustee, providing for the issuance by the Company from time to time of one or more series of its debt securities (the “Securities”);

WHEREAS, the Base Indenture provides, among other things, that by means of a supplemental indenture, the Company and the Trustee may, without the consent of Holders, establish the form, title and terms of Securities of any series in accordance with the Base Indenture;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to establish two new series of Securities under the Base Indenture to be designated as follows:

(a)
the “5.125% Senior Notes due 2031” (the “Initial 2031 Notes”), substantially in the form attached hereto as Exhibit A and on the terms set forth herein, together with any Exchange Notes (as defined in Appendix A hereto) issued therefor as provided herein (the “Exchange 2031 Notes” and, together with the Initial 2031 Notes, the “2031 Notes”);
(b)
the “5.625% Senior Notes due 2036” (the “Initial 2036 Notes”), substantially in the form attached hereto as Exhibit B and on the terms set forth herein, together with any Exchange Notes issued therefor as provided herein (the “Exchange 2036 Notes” and, together with the Initial 2036 Notes, the “2036 Notes”) (the 2031 Notes and 2036 Notes are together referred to herein as the “Notes”);

WHEREAS, the form, title and terms of the Notes shall be set forth in this Supplemental Indenture in accordance with the terms of the Base Indenture;

WHEREAS, the Board of Directors of the Company, pursuant to the Unanimous Written Consent, dated August 5, 2026, has duly authorized the issuance of the Notes and has authorized the proper officers of the Company to execute and deliver any and all instruments and documents necessary or advisable to effect such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to Sections 3.01 and 14.01 of the Base Indenture; and

WHEREAS, all acts and things necessary to make this Supplemental Indenture a valid agreement according to its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done and performed, and the execution of this Supplemental Indenture and the issuance hereunder of the Notes has been duly authorized in all respects.

NOW THEREFORE, in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms, titles and terms of the Notes, the Company covenants and agrees with the Trustee, as follows:

ARTICLE I

DEFINITIONS

For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)
the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(b)
each term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture; provided, however, that if a term is defined both herein and in the Base Indenture, the definition in this Supplemental Indenture shall govern with respect to the Notes;
(c)
the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and
(d)
references to “Article” or “Section” or other subdivisions herein are references to an Article, Section or other subdivisions of this Supplemental Indenture.

SECTION 1.01. Definition of Terms. Unless the context otherwise requires, the terms defined in this Section 1.01 shall for all purposes of this Supplemental Indenture have the meanings hereinafter set forth:

Base Indenture:

The term “Base Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

2031 Notes:

The term “2031 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

2031 Regular Record Date:

The term “2031 Regular Record Date” has the meaning specified in Section 2.04(a) of this Supplemental Indenture.

2036 Notes:

The term “2036 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

2036 Regular Record Date:

The term “2036 Regular Record Date” has the meaning specified in Section 2.04(b) of this Supplemental Indenture.

Below Investment Grade Rating Event:

The term “Below Investment Grade Rating Event” means the applicable series of Notes is rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such series of Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred with respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if the Rating Agency or Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

Business Day:

The term “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to close in the City of New York.

Change of Control:

The term “Change of Control” means the occurrence of any of the following:

(i)
the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any Person or Group other than the Company or one of its subsidiaries;

(ii) the approval by the holders of the Company’s voting stock of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the Indenture); or

(iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding voting interests in the Company’s capital stock.

Change of Control Offer:

The term “Change of Control Offer” has the meaning specified in Section 5.01(a) of this Supplemental Indenture.

Change of Control Payment:

The term “Change of Control Payment” has the meaning specified in Section 5.01(a) of this Supplemental Indenture.

Change of Control Payment Date:

The term “Change of Control Payment Date” has the meaning specified in Section 5.01(b) of this Supplemental Indenture.

Change of Control Triggering Event:

The term “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

Company:

The term “Company” has the meaning specified in the preamble of this Supplemental Indenture.

Corteva:

The term “Corteva” has the meaning specified in the recitals of this Supplemental Indenture.

Effective Time:

The term “Effective Time” has the meaning specified in the recitals of this Supplemental Indenture.

Exchange 2031 Notes:

The term “Exchange 2031 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

Exchange 2036 Notes:

The term “Exchange 2036 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

Fitch:

The term “Fitch” means Fitch Ratings Inc. and its successors.

Group:

The term “Group” means a group of related persons for purposes of Section 13(d) of the Exchange Act.

Indenture:

The term “Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

Initial 2031 Notes:

The term “Initial 2031 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

Initial 2036 Notes:

The term “Initial 2036 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

Investment Grade Rating:

The term “Investment Grade Rating” means, with respect to Fitch, a rating equal to or higher than BBB- (or its equivalent under any successor rating categories of Fitch), with respect to Moody’s, a rating equal to or higher than Baa3 (or its equivalent under any successor rating categories of Moody’s) and, with respect to S&P, BBB- (or its equivalent under any successor rating categories of S&P), or, if the Notes are not then rated by Fitch, Moody’s or S&P, an equivalent investment grade credit rating by any additional Rating Agency or Rating Agencies selected by the Company.

Issue Date:

The term “Issue Date” means August 31, 2026.

Moody’s:

The term “Moody’s” means Moody’s Ratings and its successors.

Notes:

The term “Notes” has the meaning specified in the recitals of this Supplemental Indenture.

Paying Agent:

The term “Paying Agent” means the Trustee or any other Person authorized by the Company to pay the principal of or interest on the Notes on behalf of the Company.

Person:

The term “Person” has the meaning assigned to it in the Base Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

Rating Agencies:

The term “Rating Agencies” means (i) each of Fitch, Moody’s and S&P; and (ii) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a credit rating agency registered as a “nationally recognized statistical rating organization” with the SEC, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

Regular Record Date:

The term “Regular Record Date” means (i) when referring to the 2031 Notes, the 2031 Regular Record Date and (ii) when referring to the 2036 Notes, the 2036 Regular Record Date.

S&P:

The term “S&P” means S&P Global Ratings and its successors.

SEC:

The term “SEC” means the U.S. Securities and Exchange Commission.

Securities:

The term “Securities” has the meaning specified in the recitals of this Supplemental Indenture.

Separation:

The term “Separation” has the meaning specified in the recitals of this Supplemental Indenture.

Separation and Distribution Agreement:

The term “Separation and Distribution Agreement” has the meaning specified in the recitals of this Supplemental Indenture.

Special Mandatory Redemption:

The term “Special Mandatory Redemption” has the meaning set forth in Section 4.01 hereof.

Special Mandatory Redemption Date:

The term “Special Mandatory Redemption Date” has the meaning set forth in Section 4.02 hereof.

Special Mandatory Redemption End Date:

The term “Special Mandatory Redemption End Date” has the meaning set forth in Section 4.01 hereof.

Special Mandatory Redemption Event

The term “Special Mandatory Redemption Event” has the meaning set forth in Section 4.01 hereof.

Special Mandatory Redemption Notice Date:

The term “Special Mandatory Redemption Notice Date” has the meaning set forth in Section 4.02 hereof.

Special Mandatory Redemption Price:

The term “Special Mandatory Redemption Price” has the meaning set forth in Section 4.01 hereof.

Trustee:

The term “Trustee” has the meaning specified in the preamble of this Supplemental Indenture.

ARTICLE II

GENERAL TERMS OF THE NOTES

SECTION 2.01. Designation and Principal Amount.

(a) There is hereby authorized and established two new series of Securities under the Base Indenture, designated as the “5.125% Senior Notes due 2031” and the “5.625% Senior Notes due 2036,” each of which are not limited in aggregate principal amount.

(b) There are initially to be authenticated and delivered (i) $550,000,000 aggregate principal amount of the 2031 Notes and (ii) $550,000,000 aggregate principal amount of the 2036 Notes.

(c) The Notes will constitute senior, unsecured and unsubordinated indebtedness of the Company and will rank pari passu in right of payment with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

SECTION 2.02. Further Issues. Notwithstanding the initial aggregate principal amounts set forth in Section 2.01(b) of this Supplemental Indenture, the Company may, from time to time without the consent of the Holders of the applicable series of Notes, issue additional notes of such series having the same ranking, interest rate, maturity and other terms as the previously issued Notes of such series, except for the issue date and, under certain circumstances, the public offering price and the initial Interest Payment Date. Any additional notes of the applicable series having such similar terms, together with the previously issued Notes of such series, will constitute a single series of Securities under the Indenture; provided, however, that, in the event that additional notes of the applicable series are not fungible with the previously issued Notes of such series for U.S. federal income tax purposes, the Company shall cause such additional notes to be issued with a separate CUSIP number or other applicable identifying number so that they are distinguishable from such previously issued Notes of such series. No additional notes of the applicable series may be issued if an Event of Default has occurred and is continuing with respect to the Notes of such series.

SECTION 2.03. Maturity.

(a) The 2031 Notes will mature on August 15, 2031.

(b) The 2036 Notes will mature on August 15, 2036.

SECTION 2.04. Interest.

(a) The 2031 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the Issue Date or the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of 5.125% per annum, payable semiannually in arrears on February 15 and August 15 of each year, commencing on February 15, 2027 to the person in whose name the note is registered at the close of business on the immediately preceding February 1 and August 1, respectively (whether or not a Business Day) (each, a “2031 Regular Record Date”).

(b) The 2036 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the Issue Date or the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of 5.625% per annum, payable semiannually in arrears on February 15 and August 15 of each year, commencing on February 15, 2027 to the person in whose name the note is registered at the close of business on the immediately preceding February 1 and August 1, respectively (whether or not a Business Day) (each, a “2036 Regular Record Date”).

SECTION 2.05. Global Securities. Each series of Notes will initially be issued in the form of one or more permanent Global Securities in definitive, fully registered form.

SECTION 2.06. Form of Notes; Denomination. Provisions relating to the Initial Notes and the Exchange Notes are set forth in Appendix A, which is hereby incorporated in and expressly made part of this Supplemental Indenture. The 2031 Notes and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit A hereto. The 2036 Notes and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit B hereto. Each series of Notes shall be issued and may be transferred only in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

SECTION 2.07. Depositary. DTC will initially act as Depositary with respect to each series of Notes (the “Depositary”).

ARTICLE III

OPTIONAL REDEMPTION

SECTION 3.01. Optional Redemption.

(a) The 2031 Notes shall be redeemable at the option of the Company as set forth under the heading “Optional Redemption” in the form of security set forth in Exhibit A hereto.

(b) The 2036 Notes shall be redeemable at the option of the Company as set forth under the heading “Optional Redemption” in the form of security set forth in Exhibit B hereto.

SECTION 3.02. Applicability of Certain Redemption Provisions in Base Indenture. The provisions of Article IV of the Base Indenture shall be applicable to any redemption of Notes pursuant to this Article III.

SECTION 3.03. Selection of Notes for Partial Redemption. Notwithstanding Section 4.02 of the Base Indenture, selection of the Notes for partial redemption will be made on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion deems fair and appropriate; provided that, for so long as the Notes are held in global form, any such selection shall be made in accordance with the applicable procedures of DTC.

ARTICLE IV

SPECIAL MANDATORY REDEMPTION

SECTION 4.01. Special Mandatory Redemption. If (i) the Separation is not consummated on the Effective Time (the “Special Mandatory Redemption End Date”), or (ii) at any time prior to the Special Mandatory Redemption End Date, the Separation and Distribution Agreement has been terminated in accordance with its terms (each, a “Special Mandatory Redemption Event”), the provisions set forth in this Article IV will be applicable to the Notes. If a Special Mandatory Redemption Event occurs, the Company will be required to redeem the Notes (the “Special Mandatory Redemption”) in the manner set forth in Section 4.02 below in whole and not in part for cash at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders of record of the Notes on the relevant record date to receive interest due on any applicable interest payment date that is on or prior to the Special Mandatory Redemption Date).

SECTION 4.02. Mandatory Redemption Notice. Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than ten Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing of such event (such notice to include the Officer’s Certificate), and the Trustee shall, no later than ten Business Days following receipt of such notice from the Company, notify the Holders of the Notes (such date of notification to such Holders, the “Special Mandatory Redemption Notice Date”) that all of the outstanding Notes will be redeemed at the Special Mandatory Redemption Price on the third Business Day following the Special Mandatory Redemption Notice Date (such date, the “Special Mandatory Redemption Date”) automatically and without any further action by the Holders of the Notes, in each case in accordance with the applicable provisions of this Indenture. At or prior to 12:00 p.m., New York City time, on the Business Day immediately preceding the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price for the Notes. If such deposit is made as provided above, the Notes will cease to bear interest on and after the Special Mandatory Redemption Date.

SECTION 4.03. Event of Default. If the Company fails to pay the Special Mandatory Redemption Price for the Notes, as the case may be, on the applicable Special Mandatory Redemption Date in accordance with the terms as set forth in this Article IV, it shall constitute an Event of Default with respect to such series of Notes under the meaning of Section 7.01 of the Original Indenture.

SECTION 4.04. Completion of the Separation. Upon the completion of the Separation, the Special Mandatory Redemption provisions in this Article IV will cease to apply.

ARTICLE V

CHANGE OF CONTROL

SECTION 5.01. Change of Control. (a) If a Change of Control Triggering Event occurs with respect to a series of Notes, unless the Company has exercised its option to redeem such series of Notes in accordance with Section 3.01 of this Supplemental Indenture, the Holders of such series of Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or any integral multiple of $1,000 in excess thereof) of their Notes pursuant to an offer described in this Section 5.01 (the “Change of Control Offer”). In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of purchase (the “Change of Control Payment”).

(b) Within 30 days following any Change of Control Triggering Event with respect to a series of Notes or, at the Company’s option, prior to a Change of Control but after the public announcement of the pending Change of Control, the Company shall mail, or cause to be mailed, or otherwise deliver in accordance with the applicable procedures of DTC, a notice to Holders of such series of Notes and the Trustee describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 10 days and (unless delivered in advance of the occurrence of such Change of Control Triggering Event) no later than 60 days from the date such notice is mailed or delivered (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The notice shall, if mailed or otherwise delivered prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

(d) The Paying Agent shall promptly pay to each Holder of Notes properly tendered the purchase price for such Notes, and the Trustee shall promptly authenticate and mail or otherwise deliver in accordance with the applicable procedures of DTC, to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note shall be in a principal amount of $2,000 or any integral multiple of $1,000 in excess thereof.

(e) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 5.01, the Company shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 5.01 by virtue of such conflicts.

(f) The Company will not be required to make an offer to repurchase a series of Notes upon a Change of Control Triggering Event with respect thereto if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company, and such third party purchases all Notes properly tendered and not withdrawn under its offer or (ii) a notice of redemption for all outstanding Notes of such series has been given previous to, or concurrently with, the Change of Control in accordance with Section 3.01 of this Supplemental Indenture unless and until there is a default in payment of the applicable redemption price.

(g) If Holders of not less than 90% in aggregate principal amount of outstanding Notes of a series validly tender and do not withdraw such Notes in connection with a Change of Control Triggering Event with respect to such series and the Company, or any third party making a repurchase offer in lieu of the Company as described in Section 5.01(f) of this Supplemental Indenture, purchases all of the Notes of such series validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase date pursuant to the repurchase offer described in this Section 5.01, to redeem all Notes of such series that remain outstanding following such repurchase date on a date and at a price in cash equal to the repurchase price described in this Section 5.01.

ARTICLE VI

COVENANTS

SECTION 6.01. Limitation on Liens. Section 6.04 of the Base Indenture shall be applicable to each series of Notes.

SECTION 6.02. Sale and Leaseback Transactions. Section 6.05 of the Base Indenture shall be applicable to each series of Notes.

SECTION 6.03. Merger, Consolidation and Sale of Assets. Section 6.06 of the Base Indenture shall be applicable to each series of Notes.

SECTION 6.04. Rule 144A Information. Prior to the consummation of the Exchange Offer (as defined in Appendix A hereto), for so long as any series of Notes constitutes “restricted securities” within the meaning of Rule 144 under the Securities Act, the Company shall, upon request, make available to any Holder or beneficial owner of such Notes, or to any prospective purchaser of such Notes designated by such Holder or beneficial owner, the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company furnishes such information to the SEC pursuant to Section 14 or 15(d) of the Exchange Act.

ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01. Events of Default. Section 7.01 of the Base Indenture shall be applicable to each series of Notes.

ARTICLE VIII

AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 8.01. Without the Consent of Holders. Section 14.01 of the Base Indenture shall be applicable to each series of Notes.

SECTION 8.02. With the Consent of Holders. Section 14.02 of the Base Indenture shall be applicable to each series of Notes.

ARTICLE IX

SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 9.01. Satisfaction and Discharge of Indenture. Section 12.02 of the Base Indenture shall be applicable to each series of Notes.

SECTION 9.02. Defeasance and Covenant Defeasance upon Deposit of Moneys or U.S. Government Obligations. Section 12.03 of the Base Indenture shall be applicable to each series of Notes. If the Company exercises its “covenant defeasance” option in accordance with Section 12.03 of the Base Indenture, in addition to any covenants specified therein, the Company shall cease to be under any obligation to comply with the covenants set forth in Sections 5.01, 6.01, 6.02, 6.03 and 6.04 of this Supplemental Indenture.

ARTICLE X

MISCELLANEOUS

SECTION 10.01. Ratification of Base Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to the Notes. The rights, privileges, immunities, benefits, protections and indemnities provided to the Trustee under the Base Indenture shall apply to any action or inaction of the Trustee (acting in any capacity hereunder) in connection herewith, including in connection with the execution and delivery of this Supplemental Indenture.

SECTION 10.02. Trust Indenture Act Controls. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by, or another provision included in the Indenture which is required to be included in the Indenture by any of the provisions of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

SECTION 10.03. Effects of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 10.04. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

SECTION 10.05. Separability Clause. In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.06. Benefits of the Supplemental Indenture. Nothing in this Supplemental Indenture expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any Person or corporation other than the parties hereto and their successors and the Holders of the Notes any benefit or any right, remedy or claim under or by reason of this Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Supplemental Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Holders of the Notes.

SECTION 10.07. Counterpart Originals. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 10.08. Governing Law; Waiver of Jury Trial. This Supplemental Indenture and the Notes shall be deemed to be contracts made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

EACH PARTY HERETO, AND EACH HOLDER OF A NOTE BY ACCEPTANCE THEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.

SECTION 10.09. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, pandemics, epidemics, recognized public emergencies, quarantine restrictions, civil or military disturbances, nuclear or natural catastrophes or acts of God, interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services and hacking, cyber-attacks, or other use or infiltration of the Trustee’s technological infrastructure exceeding authorized access; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to prevent and prepare for such disruptions and to resume performance as soon as practicable under the circumstances.

SECTION 10.10. U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Supplemental Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

SECTION 10.11. Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

Vylor inc.
by
/s/ Laurie A. Conslato
Name: Laurie A. Conslato
Title: Treasurer

U.S. BANK trust company, NATIONAL ASSOCIATION, as Trustee
by
/s/ Mark DiGiacomo
Name: Mark DiGiacomo
Title: Vice President

[Signature Page to First Supplemental Indenture]

Appendix A

PROVISIONS RELATING TO INITIAL NOTES AND EXCHANGE NOTES

Section 1.1. Definitions.

For the purposes of this Appendix A the following terms shall have the meanings indicated below. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture. To the extent terms defined herein differ from the Indenture the terms defined herein will govern.

“Additional Interest” means additional interest owed to the Holders pursuant to a Registration Rights Agreement.

“Additional Notes” means any Notes of any series issued under the Indenture in addition to the Original Notes of such series, including any Exchange Notes issued in exchange for such Additional Notes, having the same terms in all respects as the Original Notes of such series, or in all respects except with respect to interest paid or payable on or prior to the first interest payment date after the issuance of such Additional Notes.

“Agent Member” means a member of, or a participant in, the Depositary.

“Certificated Note” means a Note in registered individual form without interest coupons.

“Exchange Notes” means the Notes of any series issued pursuant to the Indenture in exchange for, and in an aggregate principal amount equal to, the Initial Notes or any Initial Additional Notes of such series, in compliance with the terms of a Registration Rights Agreement and containing terms substantially identical to the Initial Notes or any Initial Additional Notes of such series (except that (i) such Exchange Notes will be registered under the Securities Act and will not be subject to transfer restrictions or bear the Restricted Legend, and (ii) the provisions relating to Additional Interest will be eliminated).

“Exchange Offer” means “Exchange Offer” as defined in the Registration Rights Agreement dated on or about the Issue Date between the Company and the Initial Purchasers party thereto with respect to the Initial Notes.

“Global Note” means a Note in registered global form without interest coupons.

“Holder” or “Noteholder” means the registered holder of any Note.

“Initial Additional Notes” means Additional Notes issued in an offering not registered under the Securities Act and any Notes issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

“Initial Notes” means the Notes of each series issued on the Issue Date in an offering not registered under the Securities Act and any Notes issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

“Initial Purchasers” means the initial purchasers party to a purchase agreement with the Company relating to the sale of the Notes or Additional Notes by the Company.

“Notes” has the meaning assigned to such terms in the Recitals of this Supplemental Indenture.

“Offshore Global Note” means a Global Note representing Notes issued and sold pursuant to Regulation S.

“Original Notes” means the Initial Notes of each series and any Exchange Notes issued in exchange therefor.

“Registration Rights Agreement” means (i) the Registration Rights Agreement dated on or about the Issue Date between the Company and the Initial Purchasers party thereto with respect to the Initial Notes and (ii) with respect to any Initial Additional Notes, any registration rights agreements between the Company and the Initial Purchasers party thereto relating to rights given by the Company to the purchasers of Initial Additional Notes to register such Initial Additional Notes or exchange them for Exchange Notes.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Certificate” means a certificate substantially in the form of Exhibit D hereto.

“Restricted Legend” means the legend set forth in Exhibit C hereto.

“Restricted Period” means the period beginning on the date hereof and ending 40 days thereafter.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Certificate” means (i) a certificate substantially in the form of Exhibit E hereto or (ii) a written certification addressed to the Company and the Trustee to the effect that the Person making such certification (x) is acquiring such Note (or beneficial interest) for its own account or one or more accounts with respect to which it exercises sole investment discretion and that it and each such account is a qualified institutional buyer within the meaning of Rule 144A, (y) is aware that the transfer to it or exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A and (z) acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A(d)(4) or has determined not to request such information.

“U.S. Global Note” means a Global Note that bears the Restricted Legend representing Notes issued and sold pursuant to Rule 144A.

Section 2.1. Restricted Legend. (a) Except as otherwise provided in paragraph (c), each Global Note representing Notes originally sold by the Initial Purchasers in accordance with Rule 144A will bear the Restricted Legend.

(b) Except as otherwise provided in paragraph (c), Section 2.2(b)(3), (b)(5) or (c) or Section 2.3(b)(4), each Certificated Note will bear the Restricted Legend.

(c) (1) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act or (2) after an Initial Note or any Initial Additional Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise or (y) validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer, the Company may instruct the Trustee to cancel the Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

(d) By its acceptance of any Note bearing the Restricted Legend (or any beneficial interest in such a Note), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Note (and any such beneficial interest) set forth in this Indenture and in the Restricted Legend and agrees that it will transfer such Note (and any such beneficial interest) only in accordance with the Indenture and such legend.

Section 2.2. Restrictions on Transfer and Exchange. (a) The transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section and Section 2.3 and, in the case of a Global Note (or a beneficial interest therein), the applicable policies and procedures of the Depositary. Any purported transfer or exchange that does not comply with the preceding sentence shall be void.

(b) Subject to paragraph (c), the transfer or exchange of any Note (or a beneficial interest therein) of the type set forth in column A below for a Note (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.

A	B	C
U.S. Global Note	U.S. Global Note	(1)
U.S. Global Note	Offshore Global Note	(1)
U.S. Global Note	Certificated Note	(3)
Offshore Global Note	U.S. Global Note	(1)
Offshore Global Note	Offshore Global Note	(1)
Offshore Global Note	Certificated Note	(5)
Certificated Note	U.S. Global Note	(4)
Certificated Note	Offshore Global Note	(2)
Certificated Note	Certificated Note	(3)

(1)
No certification is required; such transfer or exchange is subject to the applicable policies and procedures of the Depositary.
(2)
The Person requesting the transfer or exchange must deliver or cause to be delivered to the Company and the Trustee a duly completed Regulation S Certificate; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required.
(3)
The Person requesting the transfer or exchange must deliver or cause to be delivered to the Company and the Trustee (x) a duly completed Rule 144A Certificate or (y) a duly completed Regulation S Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required. In the event that (i) the requested transfer or exchange takes place after the Restricted Period and a duly completed Regulation S Certificate is delivered to the Company and the Trustee or (ii) a Certificated Note that does not bear the Restricted Legend is surrendered for transfer or exchange, upon transfer or exchange the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.
(4)
The Person requesting the transfer or exchange must deliver or cause to be delivered to the Company and the Trustee a duly completed Rule 144A Certificate.
(5)
If the requested transfer or exchange takes place during the Restricted Period, the person requesting the transfer or exchange must deliver or cause to be delivered to the Company and the Trustee a duly completed Rule 144A Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States. If the requested transfer or exchange takes place after the Restricted Period, no certification is required and the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

(c) No certification is required in connection with any transfer or exchange of any Note (or a beneficial interest therein) (1) after such Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information; provided that the Company has provided the Trustee with an Officer’s Certificate to that effect, and the Company may require from any Person requesting a transfer or exchange in reliance upon this clause (1) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate; or (2)(x) sold pursuant to an effective registration statement, pursuant to the Registration Rights Agreement or otherwise or (y) which is validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer.

Any Certificated Note delivered in reliance upon this paragraph will not bear the Restricted Legend.

(d) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Certificated Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

Section 2.3. Registration, Transfer and Exchange. (a) Registered Form Only. The Notes will be issued in registered form only.

(b) Global Notes. (1) Each Global Note will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the following legend:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “depositary”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the depository trust company), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has a beneficial interest herein.

(2) Each Global Note will be delivered to the Trustee as custodian for the Depositary. Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except (x) as set forth in Section 2.3(b)(4) and (y) transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Company or the Trustee, on behalf of the Depositary in accordance with customary procedures of the Depositary and in compliance with this Section and Section 2.2.

(3) Agent Members will have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary, and the Depositary shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under the Indenture or the Notes, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

(4) If (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for a Global Note and a successor depositary is not appointed by the Company within 90 days of the notice or (y) an Event of Default has occurred and is continuing, any owner of a beneficial interest in such Global Note will be entitled to receive a Certificated Note in exchange for such interest, whether or not the Trustee has received a request from the Depositary, and the Company will promptly execute one or more Certificated Notes in authorized denominations having an equal aggregate principal amount of such Global Note, registered in the name of the owner of the beneficial interest of each such Global Note, as identified to the Trustee by the Depositary. The Trustee will authenticate and deliver such Certificated Notes in exchange for such Global Note and thereupon the Global Note will be deemed canceled upon issuance of such Certificated Notes. If such Note was an Offshore Global Note, then the Certificated Notes issued in exchange therefor will not bear the Restricted Legend.

(c) Certificated Notes. Each Certificated Note will be registered in the name of the Holder thereof or its nominee.

(d) Transfers and Exchanges Generally.

(1) Global Notes. Transfers of beneficial interests in any Global Notes shall be transferred pursuant to the policies and procedures of the Depositary.

(2) Certificated Notes. A Holder may transfer a Certificated Note (or a beneficial interest therein) to another Person or exchange a Certificated Note (or a beneficial interest therein) for another Certificated Note or Certificated Notes of any authorized denomination by presenting to the Trustee a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by Section 2.2. The Trustee will promptly register any such transfer or exchange that meets the requirements of this Section by noting the same in the register maintained by the Trustee for the purpose; provided that (x) no transfer or exchange will be effective until the transfer or exchange is registered in such register and (y) the Trustee will not be required (i) to issue, register the transfer of or exchange any Certificated Note for a period of 15 days before a selection of Certificated Notes to be redeemed or purchased pursuant to an Offer to Purchase, (ii) to register the transfer of or exchange any Certificated Note so selected for redemption or purchase in whole or in part, except, in the case of a partial redemption (or purchase), that portion of any Certificated Note not being redeemed or purchased, or (iii) if a redemption or a purchase pursuant to an Offer to Purchase is to occur after a Regular Record Date but on or before the corresponding Interest Payment Date, to register the transfer of or exchange any Certificated Note on or after the Regular Record Date and before the date of redemption or purchase. Prior to the registration of any transfer, the Company, the Trustee and their agents will treat the person in whose name the Certificated Note is registered as the owner and Holder thereof for all purposes (whether or not the Certificated Note is overdue), and will not be affected by notice to the contrary.

From time to time the Company will execute and the Trustee will authenticate additional Certificated Notes as necessary in order to permit the registration of a transfer or exchange in accordance with this Section.

No service charge will be imposed in connection with any transfer or exchange of any Certificated Note, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to paragraph (b)(4)).

(e) Procedures to Be Followed. (1) Global Note to Global Note. If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, such transfer or exchange shall be made pursuant to the policies and procedures of the Depositary. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

(2) Global Note to Certificated Note. If a beneficial interest in a Global Note is transferred or exchanged for a Certificated Note, the Trustee will (x) record a decrease in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (y) deliver one or more new Certificated Notes in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

(3) Certificated Note to Global Note. If a Certificated Note is transferred or exchanged for a beneficial interest in a Global Note, the Trustee will (x) cancel such Certificated Note, (y) record an increase in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

(4) Certificated Note to Certificated Note. If a Certificated Note is transferred or exchanged for another Certificated Note, the Trustee will (x) cancel the Certificated Note being transferred or exchanged, (y) deliver one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

Exhibit A

FORM

OF

GLOBAL 2031 NOTE

[FORM OF FACE OF SECURITY]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

[Initial Notes Legend]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) (X) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(Y) IT IS NOT A “U.S. PERSON” AND IS OUTSIDE THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(B) IF IT IS IN CANADA, SUCH ACQUIRER IS AN ACCREDITED INVESTOR, AS DEFINED IN NATIONAL INSTRUMENT 45-106 PROSPECTUS EXEMPTIONS OR SUBSECTION 73.3(1) OF THE SECURITIES ACT (ONTARIO), IS A PERMITTED CLIENT AS DEFINED IN NATIONAL INSTRUMENT 31-103 REGISTRATION REQUIREMENTS, EXEMPTIONS AND ONGOING REGISTRANT OBLIGATIONS, IS NOT AN INDIVIDUAL, AND HAS COMPLETED, SIGNED AND SUBMITTED TO THE EXCHANGE AGENT A CANADIAN ELIGIBILITY CERTIFICATION IN THE FORM PROVIDED BY VYLOR INC. (“VYLOR”); AND

(2) AGREES FOR THE BENEFIT OF VYLOR THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO VYLOR,

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, VYLOR RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]1

[Regulation S Global Notes Legend]

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

1 To be included only if the Note is a Restricted Note.

UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

2 To be included only if the Note is a Regulation S Global Note.

CUSIP No. [●]
ISIN No. [●]

VYLOR INC.

5.125% Senior Notes due 2031

No.

$

As revised by the
Schedule of Increases or Decreases
in Global Security attached hereto

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to on the reverse hereof unless otherwise indicated.

Interest. Vylor Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Dollars, as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on August 15, 2031, and to pay interest thereon from August 31, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2027 at the rate of 5.125% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office in U.S. Dollars.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by electronic or manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

vylor inc.
by

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
by

Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under the Indenture, dated as of August 31, 2026 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of August 31, 2026 (herein called the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, issued initially in aggregate principal amount to $________.

Optional Redemption. Prior to July 15, 2031 (the “Par Call Date”), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of this series matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Securities to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

This Security is also subject to a Special Mandatory Redemption as provided in Article IV of the First Supplemental Indenture.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to redemption of the Securities of this series shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

Any redemption and notice of such redemption may, at the Company’s option, be subject to the satisfaction of one or more conditions precedent. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company) by the Redemption Date, or by the Redemption Date as so delayed. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

Except as set forth herein, the Securities of this series will not be redeemable by the Company prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Change of Control. If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its option to redeem the Securities of this series in accordance with the provisions set forth in this Security under the heading “Optional Redemption”, Holders of the Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 and any integral multiple of $1,000 in excess thereof) of their Securities as described in Article IV of the Supplemental Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment and modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Base Indenture) affected by such amendment, supplement or modification voting as a single class. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The restrictive covenants for this Security are as specified in the Indenture. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of said State.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated: _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to
, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐ (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit E to the Indenture is being furnished herewith.

☐  (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit D to the Indenture is being furnished herewith.

or

☐ (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date: _________________

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:[3]

By:
To be executed by an executive officer

3 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit B

FORM

OF

GLOBAL 2036 NOTE

[FORM OF FACE OF SECURITY]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

[Initial Notes Legend]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) (X) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(Y) IT IS NOT A “U.S. PERSON” AND IS OUTSIDE THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(B) IF IT IS IN CANADA, SUCH ACQUIRER IS AN ACCREDITED INVESTOR, AS DEFINED IN NATIONAL INSTRUMENT 45-106 PROSPECTUS EXEMPTIONS OR SUBSECTION 73.3(1) OF THE SECURITIES ACT (ONTARIO), IS A PERMITTED CLIENT AS DEFINED IN NATIONAL INSTRUMENT 31-103 REGISTRATION REQUIREMENTS, EXEMPTIONS AND ONGOING REGISTRANT OBLIGATIONS, IS NOT AN INDIVIDUAL, AND HAS COMPLETED, SIGNED AND SUBMITTED TO THE EXCHANGE AGENT A CANADIAN ELIGIBILITY CERTIFICATION IN THE FORM PROVIDED BY VYLOR INC. (“VYLOR”); AND

(2) AGREES FOR THE BENEFIT OF VYLOR THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO VYLOR,

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, VYLOR RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]4

[Regulation S Global Notes Legend]

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE

4 To be included only if the Note is a Restricted Note.

REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

5 To be included only if the Note is a Regulation S Global Note.

CUSIP No. [●]
ISIN No. [●]

VYLOR INC.

5.625% Senior Notes due 2036

No.

$

As revised by the
Schedule of Increases or Decreases
in Global Security attached hereto

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to on the reverse hereof unless otherwise indicated.

Interest. Vylor Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Dollars, as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on August 15, 2036, and to pay interest thereon from August 31, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2027 at the rate of 5.625% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office in U.S. Dollars.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by electronic or manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

vylor inc.

by

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

by

Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under the Indenture, dated as of August 31, 2026 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of August 31, 2026 (herein called the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, issued initially in aggregate principal amount to $________.

Optional Redemption. Prior to May 15, 2036 (the “Par Call Date”), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of this series matured on the Par Call Date), on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Securities to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

This Security is also subject to a Special Mandatory Redemption as provided in Article IV of the First Supplemental Indenture.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to redemption of the Securities of this series shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

Any redemption and notice of such redemption may, at the Company’s option, be subject to the satisfaction of one or more conditions precedent. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company) by the Redemption Date, or by the Redemption Date as so delayed. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

Except as set forth herein, the Securities of this series will not be redeemable by the Company prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Change of Control. If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its option to redeem the Securities of this series in accordance with the provisions set forth in this Security under the heading “Optional Redemption”, Holders of the Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 and any integral multiple of $1,000 in excess thereof) of their Securities as described in Article IV of the Supplemental Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment and modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Base Indenture) affected by such amendment, supplement or modification voting as a single class. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The restrictive covenants for this Security are as specified in the Indenture. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of said State.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated: _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to
___________________________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐ (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit E to the Indenture is being furnished herewith.

☐ (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit D to the Indenture is being furnished herewith.

or

☐ (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date: _________________

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:6

By:
To be executed by an executive officer

6 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit C

[Restricted Securities Legend]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) (X) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(Y) IT IS NOT A “U.S. PERSON” AND IS OUTSIDE THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(B) IF IT IS IN CANADA, SUCH ACQUIRER IS AN ACCREDITED INVESTOR, AS DEFINED IN NATIONAL INSTRUMENT 45-106 PROSPECTUS EXEMPTIONS OR SUBSECTION 73.3(1) OF THE SECURITIES ACT (ONTARIO), IS A PERMITTED CLIENT AS DEFINED IN NATIONAL INSTRUMENT 31-103 REGISTRATION REQUIREMENTS, EXEMPTIONS AND ONGOING REGISTRANT OBLIGATIONS, IS NOT AN INDIVIDUAL, AND HAS COMPLETED, SIGNED AND SUBMITTED TO THE EXCHANGE AGENT A CANADIAN ELIGIBILITY CERTIFICATION IN THE FORM PROVIDED BY VYLOR INC. (“VYLOR”); AND

(2) AGREES FOR THE BENEFIT OF VYLOR THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO VYLOR,

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, VYLOR RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Exhibit D

Regulation S Certificate

To:	U.S. Bank Trust Company, National Association, as Trustee (the “Trustee”)
[●]
Attention: [●][7]

Re:

___% Senior Notes due ___ (the “Notes”) issued under the Indenture dated as of August 31, 2026 between Vylor Inc. (the “Company”) and the Trustee, as supplemented by the First Supplemental Indenture thereto dated as of August 31, 2026 (together, the “Indenture”)

Ladies and Gentlemen:

Terms are used in this Certificate as used in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise stated herein.

[CHECK A OR B AS APPLICABLE.]

☐A.	This Certificate relates to our proposed transfer of $____ principal amount of Notes issued under the Indenture. We hereby certify as follows:

1.
The offer and sale of the Notes was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.
2.
Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.
3.
Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.
4.
The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

7 NTD: To be updated with Trustee’s address.

5.
If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Company or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

☐B.	This Certificate relates to our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us. We hereby certify as follows:

1.
At the time the offer and sale of the Notes was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.
2.
Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.
3.
The proposed exchange of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,
[NAME OF SELLER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]
By:
Name:
Title:
Address:

Date:________________

Exhibit E

Rule 144A Certificate

To:	U.S. Bank Trust Company, National Association, as Trustee (the “Trustee”)
[●]
Attention: [●][8]

Re:

____% Senior Notes due ___ (the “Notes”) issued under the Indenture dated as of August 31, 2026 between Vylor Inc. (the “Company”) and the Trustee, as supplemented by the First Supplemental Indenture thereto dated as of August 31, 2026 (together, the “Indenture”)

Ladies and Gentlemen:

This Certificate relates to:

[CHECK A OR B AS APPLICABLE.]

☐A.	Our proposed purchase of $____ principal amount of Notes issued under the Indenture.

☐B.	Our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us.

We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of __________, 20__, which is a date on or since close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

8 NTD: To be updated with Trustee’s address.